 CONSULTING AGREEMENT

THIS AGREEMENT (the “Agreement”), is made and entered into as of this 15 day of June 2015, by and between Demeter Capital, a Delaware limited partnership, with offices at 130 Frederick Street, #102, San Francisco, CA 94117 (“Demeter” or the “Consultant”), and MassRoots, Inc., a Delaware corporation, with offices at 1624 Market Street, Ste 201, Denver, CO 80202 (“MSRT” or the “Company”) (together the “Parties”).

WHEREAS, Consultant is in the business of investing in cannabis-related businesses and is well connected to many investors and businesses in the industry;

WHEREAS, the Company deems it to be in its best interest to retain Consultant to assist in its growth and introductions; and

WHEREAS, the Parties desire to set forth the terms and conditions under which Consultant shall provide services to the Company.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other valid consideration, receipt of which is hereby acknowledged, the Parties agree as follows:

Term of Agreement

The Agreement shall remain in effect from the date hereof through the expiration of a period of six months from the date hereof (the “Term”), and thereafter may be renewed upon the mutual written consent of the Parties.

Nature of Services to be Rendered.

1. During the Term and any renewal thereof, Consultant shall use its best efforts to provide the Company with corporate consulting services in connection with introductions to other investors and companies operating in the cannabis industry (collectively, the “Services”). It is acknowledged and agreed by the Company that Consultant carries no professional licenses, and is not rendering legal advice or performing accounting services, nor acting as an investment advisor or brokerage/dealer within the meaning of the applicable state and federal securities laws. The Services of Consultant shall not be exclusive nor shall Consultant be required to render any specific number of hours or assign specific personnel to the Company or its projects, however it is anticipated and agreed upon by both parties that considerable time and resources will be required to fulfill the obligations to the Company under this agreement. The Consultant shall specifically not provide any of the following services to the Company: (i) negotiation for the sale of any the Company's securities; (ii) discuss details of the nature of the securities sold or whether recommendations were made concerning the sale of the securities; (iii) engage in due diligence activities; (iv) provide advice relating to the valuation of or the financial advisability of any investments in the Company; or (v) handle any funds or securities on behalf of the Company.

2. With respect to (c) above, the Consultant will not have the authority to perform and will not perform any of the following in connection with its services: (i) the decision to select the funder or approve a particular funder; (ii) participating or assisting in any negotiations concerning any funding agreement; (iii) soliciting any potential funders or investors in connection with the offer or sale of the Company’s securities; (iv) the distribution or preparation of any materials to potential funders; (iv) engaging in any form of general solicitation or advertising in connection with the offer or sale of its securities, including but not limited to, any mass mailing, any advertisement, article or notice published in any magazine, newspaper or newsletter and any seminar or meeting where the attendees have been invited by any mass mailing, general solicitation or advertising; (v) provide financial advice to a potential funder or the Company regarding a potential funder; (vi) provide the name of a potential funder to the Company that is not an Accredited Investor or Institutional Investor as defined under the federal securities laws; and (vi) provide a recommendation to any potential funder to invest in the Company.

Disclosure of Information

Consultant agrees as follows:

The Consultant shall NOT disclose to any third party any material non-public information or data received from the Company without the written consent and approval of the Company other than: (i) to its agents or representatives that have a need to know in connection with the Services hereunder; provided such agents and representatives have a similar obligation to maintain the confidentiality of such information; (ii) as may be required by applicable law; provided, Consultant shall provide prompt prior written notice thereof to the Company to enable the Company to seek a protective order or otherwise prevent such disclosure; and (iii) such information as becomes publicly known through no action of the Consultant, or its agents or representatives.

Compensation.

The following represents the compensation to be received by the Consultant in connection with rendering the Services hereunder:

Upon execution of the Agreement, the Consultant shall purchase and the Company will issue to the Consultant 100,000 shares of the Company’s restricted common stock (symbol: MSRT) for a total purchase price of $100.00 (the “Restricted Stock”) as per the Investment Representation Letter (incorporated by reference into the Agreement and attached as Addendum A).

Representations and Warranties of the Consultant.

In order to induce the Company to enter into this Agreement, the Consultant hereby makes the following unconditional representations and warranties:

In connection with its execution of and performance under this Agreement, the Consultant has not taken and will not take any action that will cause it to become required to make any filings with or to register in any capacity with the Securities and Exchange Commission (the “SEC”), the FINRA, the securities commissioner or department of any state, or any other regulatory or governmental body or agency. Neither the Consultant nor any of its principals is subject to any sanction or restriction imposed by the SEC, the FINRA, any state securities commission or department, or any other regulatory or governmental body or agency, which would prohibit, limit or curtail the Consultant’s execution of this Agreement or the performance of its obligation hereunder.

1. The Consultant (i) has adequate means of providing for the Consultant’s current needs and possible personal contingencies, (ii) is acquiring the Restricted Stock for investment purposes only and not with a view to their distribution and has no need for liquidity, (iii) is able to bear the substantial economic risks of holding the Restricted Stock for an indefinite period, (iv) is acquiring the Restricted Stock for its own account; (v) at the present time, can afford a complete loss of such investment, and (vi) is, either in and of itself or by virtue of its principals, an “accredited investor” as defined in the Securities Act of 1933, as amended.

2. The Company and its officers, directors and agents have answered all inquiries that the Consultant has made of them concerning the Company or any other matters relating to the formation, operation and proposed operation of the Company and the offering and sale of the Restricted Stock.

3. The Consultant, if a corporation, partnership, trust or other entity, is duly organized and in good standing in the state or country of its incorporation and is authorized and otherwise duly qualified to purchase and hold the Restricted Stock. Such entity has its principal place for business as set forth on the signature page hereof and has not been formed for the specific purpose of acquiring the Restricted Stock unless all of its equity owners qualify as accredited individual investors.

4. All information that the Consultant has provided to the Company concerning the Consultant, the Consultant’s financial position and the Consultant’s knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, including all information contained herein, is correct and complete as of the date set forth at the end hereof and may be relied upon, and if there should be any material adverse change in such information prior to this subscription being accepted, the Consultant will immediately provide the Company with such information.

5. In rendering the services hereunder and in connection with the Restricted Stock, the Consultant agrees to comply with all applicable federal and state securities laws, the rules and regulations thereunder, the rules and regulations of any exchange or quotation service on which the Company’s securities are listed and the rules and regulations of the Financial Industry Regulatory Authority.

6. In connection with its execution of and performance under this Agreement, the Consultant has not taken and will not take any action that will cause it to become required to make any filings with or to register in any capacity with the Securities and Exchange Commission (the “SEC”), the FINRA, the securities commissioner or department of any state, or any other regulatory or governmental body or agency. Neither the Consultant nor any of its principals is subject to any sanction or restriction imposed by the SEC, the FINRA, any state securities commission or department, or any other regulatory or governmental body or agency, which would prohibit, limit or curtail the Consultant’s execution of this Agreement or the performance of its obligation hereunder.

Representations and Warranties of the Company.

In order to induce the Consultant to enter into this Agreement, the Company hereby makes the following unconditional representations and warranties:

The Company is not subject to any restriction imposed by the SEC or by operation of the 1933 Act, the Exchange Act of 1934, as amended (the “1934 Act”) or any of the rules and regulations promulgated under the 1933 Act or the 1934 Act which prohibit its execution of this Agreement or the performance of its obligations to the Consultant set forth herein. The Company has not been sanctioned by the SEC, FINRA or any state securities commissioner or department in connection with any issuance of its securities. All payments required to be made on time and in accordance with the payment terms and conditions set forth herein.

Compliance with Securities Laws

The Parties acknowledge and agree that the Company is subject to the requirements of the 1934 Act, and that the 1933 Act, the 1934 Act, the rules and regulations promulgated thereunder and the various state securities laws (collectively, “Securities Laws”) impose significant burdens and limitations on the dissemination of certain information about the Company by the Company and by persons acting for or on behalf of the Company. Each of the Parties agrees to comply with all applicable Securities Laws in carrying out its obligations under the Agreement; and without limiting the generality of the foregoing, the Company hereby agrees (i) all information about the Company provided to the Consultant by the Company, which the Company expressly agrees may be disseminated to the public by the Consultant in providing any public relations or other services pursuant to the Agreement, shall not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, (ii) the Company shall promptly notify the Consultant if it becomes aware that it has publicly made any untrue statement of a material fact regarding the Company or has omitted to state any material fact necessary to make the public statements made by the Company, in light of the circumstances in which they were made, not misleading, and (iii) the Company shall promptly notify the Consultant of any “quiet period” or “blackout period” or other similar period during which public statements by or on behalf of the Company are restricted by any Securities Law. Each Party (an “indemnifying party”) hereby agrees, to the full extent permitted by applicable law, to indemnify and hold harmless the other Party (the “indemnified party”) for any damages caused to the indemnified party by the indemnifying party’s breach or violation of any Securities Law, except to the extent that the indemnifying party’s breach or violation of a Securities Law is caused by the indemnified party’s breach or violation of the Agreement, or any Securities Law.

Issuance of Restricted Stock to Consultant

The Restricted Stock shall be issued as fully paid and non-assessable securities. The Company shall take all corporate action necessary for the issuance Restricted Stock, to be legally valid and irrevocable, including obtaining the prior approval of its Board of Directors.

Registration Obligations.

At any time following the signing of the Agreement if the Company files a registration statement with the SEC registering an amount of securities equal to at least $500,000 (“Registration Statement”), the Company must provide a ten (10) day prior written notice of the Registration Statement to the Consultant and must provide piggy back registration rights and include the consultant’s shares in the Registration Statement.

Applicable Law.

This Agreement shall be governed by the laws of the State of Florida. The parties agree that, should any dispute arise concerning this Agreement, the venue for the dispute shall be the Courts of Palm Beach County, Florida, using Florida law without reference to any choice of law considerations.

Entire Understanding/Incorporation of other Documents.

The Agreement contains the entire understanding of the Parties with regard to the subject matter hereof, superseding any and all prior agreements or understandings whether oral or written, and no further or additional agreements, promises, representations or covenants may be inferred or construed to exist between the Parties.

No Assignment or Delegation Without Prior Approval.

No portion of the Agreement or any of its provisions may be assigned, nor obligations delegated, to any other person or party without the prior written consent of the Parties except by operation of law or as otherwise set forth herein.

Survival of Agreement.

The Agreement and all of its terms shall inure to the benefit of any permitted assignees of or lawful successors to either Party.

Independent Contractor.

Consultant agrees to perform its consulting duties hereto as an independent contractor. Nothing contained herein shall be considered to create an employer-employee relationship between the parties to this Agreement. Consultant understands that since the Consultant is not an employee of the Company, the Company will not withhold income taxes or pay any employee taxes on its behalf, nor will it receive any fringe benefits. The Consultant shall not have any authority to assume or create any obligations, express or implied, on behalf of the Company and shall have no authority to represent the Company as agent, employee or in any other capacity that as herein provided. The Consultant does hereby indemnify and hold harmless the Company from and against any and all claims, liabilities, demands, losses or expenses incurred by the Company if 1) the Consultant fails to pay any applicable income and/or employment taxes (including interest or penalties of whatever nature), in any amount, relating to the Consultant’s rendering of consulting services to the Company, including any attorney’s fees or costs to the prevailing party to enforce this indemnity or (2) Consultant takes any action or fails to take any action in accordance with the Company’s instructions. The Consultant shall be responsible for obtaining workers’ compensation insurance coverage and agrees to indemnify, defend and hold the Company harmless of and from any and all claims arising out of any injury, disability or death of the Consultant.

No Amendment Except in Writing.

Neither the Agreement nor any of its provisions may be altered or amended except in a dated writing signed by the Parties.

Waiver of Breach.

No waiver of any breach of any provision hereof shall be deemed to constitute a continuing waiver or a waiver of any other portion of the Agreement.

Severability of the Agreement.

Except as otherwise provided herein, if any provision hereof is deemed by arbitration or a court of competent jurisdiction to be legally unenforceable or void, such provision shall be stricken from the Agreement and the remainder hereof shall remain in full force and effect.

Non-Circumvention. The parties agree that confidential Information shall not be used for the enrichment, directly or indirectly, of the Recipient or its affiliates, without the express written consent of Owner. The parties further agree that following receipt of Confidential Information from Owner including but not limited to relationships and business contacts, Recipient shall not contract or attempt to sell to, transact with or purchase from Owner-provided sources without the written permission from Owner unless (i) a business relationship between Recipient and Owner-provided source predated this Agreement, and (ii) Recipient can substantiate exchanges specific to the Owner-disclosed information between Recipient and the Owner-provided source prior to the date of the signing of this Agreement.

Termination of the Agreement.

The Company may terminate the Agreement, with or without cause, by providing written notification to the Consultant. The Agreement will terminate following the date of the written notification by the Company (“Date of Termination”). In the event of termination of the Agreement by the Company, the Consultant shall be entitled to keep any and all Company stock previously issued to the Consultant.

Counterparts and Facsimile Signature.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

No Construction Against Drafter.

The Agreement shall be construed without regard to any presumption or other requiring construction against the Party causing the drafting hereof.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, effective as of the date set forth above.

	MassRoots, Inc.		Demeter Capital, LLC

By:	/s/ Isaac Dietrich	By:	/s/ Morgan Paxhia
	Isaac Dietrich, CEO		Morgan Paxhia, Partner